UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 31, 2005
                                                 ----------------------


                               ITA HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      000-26287            23-2763854
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(State or Other Jurisdiction    (Commission               (IRS Employer
   of Incorporation)             File Number)           Identification No.)


           25 Forbes Boulevard, Suite 3, Foxboro, Massachusetts 02035
           ----------------------------------------------------------
              (Address and Zip Code of Principal Executive Offices)

Registrant's telephone number, including area code:  (508) 337-9200
                                                   -----------------


                                 Not Applicable
                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     Effective December 31, 2005, Karen F. Kupferberg resigned from her positions as our Executive Vice President, Chief Financial Officer and Treasurer following the expiration of her employment agreement with us. Following her resignation, Ms. Kupferberg will continue to provide services to us on a consulting basis.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ITA HOLDINGS, INC.

Date: December 31, 2005           By:   /s/ Karen F. Kupferberg
                                        ---------------------------------------
                                         Karen F. Kupferberg
                                          Executive Vice President, Chief
                                           Financial Officer and Treasurer